CARILLON SERIES TRUST
Carillon Chartwell Small Cap Fund
(Formerly, Carillon Scout Small Cap Fund)

SUPPLEMENT DATED APRIL 2, 2025 TO THE
PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 26, 2024
AS PREVIOUSLY AMENDED OR SUPPLEMENTED

As previously announced, at meetings held on November 14-15, 2024, the Board of Trustees (“Board”) of Carillon Series Trust (“Trust”) approved a Plan of Reorganization and Termination (“Reorganization Plan”) pursuant to which the Carillon Chartwell Small Cap Fund (the “Fund”) would be reorganized into the Carillon Chartwell Small Cap Growth Fund (the “Acquiring Fund”) (the “Reorganization”), effective on or about April 25, 2025.

The Reorganization has been rescheduled and is currently expected to occur on or about October 17, 2025.  Accordingly, the Fund will continue to accept purchases of Fund shares and exchanges into the Fund until October 3, 2025.

The Reorganization Plan, which sets forth the terms of the Reorganization, provides for: (1) the transfer of the Fund’s assets to the Acquiring Fund and the Acquiring Fund’s assumption of the Fund’s liabilities in exchange solely for shares of beneficial interest (“shares”) of the Acquiring Fund that correspond to each class of shares of the Fund; and (2) the Fund to distribute the shares of the Acquiring Fund received by the Fund to its shareholders in complete liquidation of the Fund and in cancellation of all of the Fund’s shares. Each shareholder of the Fund will receive the number of full and fractional shares of each class of the Acquiring Fund equal in value to the full and fractional shares of the corresponding class of the Fund held by the shareholder prior to the Reorganization. The Reorganization is intended to qualify as a tax‑free transaction for federal income tax purposes.

It will not be necessary for shareholders of the Fund or the Acquiring Fund to approve the Reorganization or take other action.  Fund shareholders will be sent an information statement describing the Reorganization at a later date.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE